SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 August 18, 2003



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                   000-50052               06-1393745
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                   Identification No.)



242 West 36th Street, New York, New York                         10018
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(Address of principal executive offices)                       (Zip Code)



                                 (212) 653-1600
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               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report.)

Item 5.           Other Events and Required FD Disclosure.

         On August 18, 2003, Cosi, Inc. issued a press release announcing management changes. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c).        Exhibits.

99.1              Cosi, Inc. Press Release, dated August 18, 2003.

99.2              Transcript of prepared remarks of August 18, 2003 Cosi, Inc.
                  conference call.

Item 12.          Results of Operations.

         On August 18, 2003, Cosi, Inc. held a conference call reporting financial results for the quarter ended June 30, 2003. A copy of the transcript of the conference call is attached as Exhibit 99.2 and is incorporated herein by reference.

         The information in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, except as otherwise expressly stated in such filing.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cosi, Inc.

Date:  August 21, 2003

                                      /s/ Kevin Armstrong
                                      -------------------
                                      Name: Kevin Armstrong
                                      Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit 99.1      Cosi, Inc. Press Release, dated August 18, 2003.
Exhibit 99.2 Transcript of prepared remarks of August 18, 2003 Cosi, Inc. conference call.